                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                January 28, 2004
                Date of Report (Date of earliest event reported)

                            OSI PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                      0-15190                 13-3159796
(State or other jurisdiction of        (Commission            (I.R.S. Employer
        incorporation)                 File Number)          Identification No.)

                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747
                    (Address of principal executive offices)

                                 (631) 962-2000
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)
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ITEM 7. EXHIBITS

EXHIBIT NO.         DESCRIPTION
-----------         -----------
99.1                Press release, dated January 28, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On January 28, 2004, OSI Pharmaceuticals, Inc. (the "Company") issued a press release regarding its financial results for the quarter ended December 31, 2003. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

      The information in this Current Report on Form 8-K and the Exhibit attached hereto is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except if the Company specifically states that the information and the Exhibit is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2004                     OSI PHARMACEUTICALS, INC.

                                      By:  /s/ Robert L. Van Nostrand
                                           --------------------------
                                           Robert L. Van Nostrand
                                           Vice President and Chief Financial
                                           Officer (Principal Financial Officer)

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------
99.1              Press release, dated January 28, 2004.


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